UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2021 (April 27, 2021)

HELIX ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39630	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cormorant Asset Management, LP 200 Clarendon Street, 52nd Floor Boston, MA 02116
(Address of principal executive offices, including ZIP code)

(857) 702-0370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	HLXA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On April 27, 2021, Jay Scollins notified Helix Acquisition Corp. (the “Company”) of his decision to resign from his position as Chief Financial Officer, effective April 30, 2021. Mr. Scollins’ decision to resign is not related to any disagreement with the Company or its auditors on any matter relating to the Company’s operations, policies or practices.

The board of directors of the Company has appointed Andrew Phillips as Chief Financial Officer, effective April 30, 2021. Dr. Phillips, 50, is a Managing Director at Cormorant Asset Management, LP, where he has served since 2020. Prior to joining Cormorant Asset Management, LP, Dr. Phillips served at C4 Therapeutics, Inc., a company pioneering targeted protein degradation medicines, from 2016, most recently as the President and Chief Executive Officer from 2018 to 2020. Prior to joining C4 Therapeutics, Inc., Dr. Phillips was Senior Director, Center for Development of Therapeutics at the Broad Institute of MIT and Harvard, where he led overall therapeutic efforts and provided strategic leadership for a number of major partnerships from 2014 to 2016. Dr. Phillips was a Full Professor of Chemistry at Yale University from 2010 to 2015 and a Full Professor of Chemistry and Biochemistry at the University of Colorado from 2001 to 2010. Dr. Phillips holds Ph.D. and B.Sc. Hons. degrees in Biochemistry and Chemistry from the University of Canterbury (Christchurch, New Zealand). There are no family relationships between Dr. Phillips and any director or executive officer of the Company, and there are no related party transactions between the Company and Dr. Phillips that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX ACQUISITION CORP.

Date: May 3, 2021	By:	/s/ Bihua Chen
	Name:	Bihua Chen
	Title:	Chief Executive Officer

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